UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Precipio, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4 Science Park
New Haven, Connecticut 06511

April 29, 2019

Dear Stockholder:

You are cordially invited to attend our 2019 Annual Meeting of Stockholders, which will be held at our principal executive offices at 4 Science Park, New Haven, Connecticut, 06511 on Wednesday, June 19, 2019 at 9:30 a.m. local time.

At the 2019 Annual Meeting, stockholders will be asked to vote on each of the two proposals set forth in the Notice of Annual Meeting of Stockholders and the proxy statement, which describe the formal business to be conducted at the 2019 Annual Meeting and follow this letter.

It is important that your shares are represented and voted at the 2019 Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the 2019 Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or vote electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. Voting electronically, by telephone, or by returning your proxy card in advance of the 2019 Annual Meeting does not deprive you of your right to attend the 2019 Annual Meeting.

If you have any questions concerning the 2019 Annual Meeting and you are the stockholder of record of your shares, please contact Precipio’s CEO Ilan Danieli at (203) 787 7888 ex. 536. If your shares are held by a broker or other nominee (that is, in “street name”), please contact your broker or other nominee for questions concerning the 2019 Annual Meeting.

Thank you for your continued support. We look forward to seeing those of you who will be able to attend the 2019 Annual Meeting.

Sincerely yours,
/S/ ILAN DANIELI
Ilan Danieli
Chief Executive Officer

4 Science Park
New Haven, Connecticut 06511

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held June 19, 2019

To the Shareholders of Precipio, Inc.:

Notice is hereby given that the 2019 Annual Meeting of Stockholders of Precipio, Inc. (the “Company”) will be held at our principal executive offices at 4 Science Park New Haven, Connecticut, 06511, on Wednesday, June 19, 2019 at 9:30 a.m. local time, for the following purposes:

(1)	To elect Ilan Danieli and David Cohen as Class I directors for terms to expire in 2022;
(2)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2019; and
(3)	To transact such other business as may properly come before the 2019 Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 29, 2019 are entitled to notice of, and to vote at, the 2019 Annual Meeting.

The Company is pleased to take advantage of Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish their proxy materials over the Internet. The Company is mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials and our Annual Report on Form 10-K. The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our Annual Report on Form 10-K. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the Annual Report by mail. This process allows the Company to provide its stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 9:00 a.m. Shares of common stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. If you do not plan on attending the Annual Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.

The proxy statement and annual report to stockholders are available at www.proxyvote.com and also on our website http://precipiodx.com

By Order of the Board of Directors
/S/ ILAN DANIELI
Ilan Danieli, Chief Executive Officer

Connecticut
April 29, 2019

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Precipio the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 19, 2019 : This Proxy Statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, including financial statements, are available on the Internet at http://precipiodx.com. Under rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet. The information contained on or that may be obtained from our website is not, and shall not be, deemed to be, a part of this Proxy Statement. You can review filings we make with the SEC at its website (www.sec.gov), including our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports electronically filed or furnished pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Code of Conduct and Ethics and the charters of our Nominating and Governance Committee, Audit Committee, and Compensation Committee of the Board of Directors may be accessed within the Investor Relations section of our website.

4 Science Park
New Haven, Connecticut 06511

PROXY STATEMENT
for
2019 ANNUAL MEETING OF STOCKHOLDERS
of
PRECIPIO, INC.

GENERAL INFORMATION

The Board of Directors (the “Board”) of Precipio, Inc. (the “Company”) is soliciting your proxy to vote at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on June 19, 2019 at 9:30 a.m., EST, at our offices located at 4 Science Park New Haven, Connecticut 06511. Only stockholders of record as of the close of business on April 29, 2019 (the “Record Date”) are entitled to vote at the Annual Meeting.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about May 2, 2019 to our beneficial owners and stockholders of record who owned our common stock at the close of business on April 29, 2019.

Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

This proxy statement has been prepared by the management of Precipio, Inc.

In this proxy statement, we refer to Precipio, Inc. as “Precipio,” the “Company,” “we,” “us” or “our.” On April 25, 2019, the Company filed a Certificate of Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate a reverse split of its issued and outstanding common stock on a 1 for 15 basis (the “Reverse Split”). The Reverse Split was effective on the Nasdaq Capital Market at the open of business on April 29, 2019. All share and per share amounts set forth herein have been adjusted retroactively to reflect the Reverse Split, unless otherwise indicated.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes the stockholder’s election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Who Can Vote?

Shareholders who owned common stock at the close of business on April 29, 2019 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 5,583,974 shares of common stock outstanding and entitled to vote.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any shareholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent EQ Shareowner Services you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, EQ Shareowner Services, or you have stock certificates, you may vote:

•	By mail. Complete and mail the proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board.
•	By Internet. www.proxyvote.com.
•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.
•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.
•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

•	“FOR” for the election of the Board nominees as directors; and
•	“FOR” ratification of the selection of Marcum LLP as our independent public accountant for the fiscal year ending December 31, 2019

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;
•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;
•	if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange

(“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market or Nasdaq) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of directors) is considered a non-routine matter and Proposal 2 (ratification of our independent public accountant) is considered a routine matter. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 2 (the ratification of our independent public accountant) but does not have authority to vote your unvoted shares for Proposal 1 (election of directors). We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors
The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratification of the Appointment of Marcum LLP as our Independent Public Accountant for the Fiscal Year Ending December 31, 2019
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent accountant. However, if our shareholders do not ratify the appointment of Marcum LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2019, the Audit Committee of the Board may reconsider its appointment.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•	Shareholders whose shares are registered in their own name should contact our transfer agent, EQ Shareowner Services, 1110 Centre Pointe Curve Suite 101, Mendota Heights, MN 55120, Tel: 855-217-6361.
•	Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Shareholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are shareholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting.

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the next annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and must be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth above and must be received not later than March 30, 2020. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. We will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

Our Amended and Restated Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above (i) no later than 35 days prior to the date of the annual meeting; provided, however, that if less than 35 days’ notice of a meeting of stockholders is given to the stockholders, such notice must be made or delivered to our Secretary not later than the close of business on the seventh day following the day on which the notice of a meeting was mailed; and (ii) in the case of a special meeting of stockholders, no later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. Our Amended and Restated Bylaws also specify requirements as to the form and content of a stockholder’s notice.

The Board of Directors, a designated committee thereof or the chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days after the Annual Meeting.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Members of the Board of Directors and executive officers of the Company do not have any interest in any proposal that is not shared by all other stockholders of the Company except for Proposal 1.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 19, 2019: The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2018 Annual Report are available at www.proxyvote.com.

The following documents are being made available to all shareholders entitled to notice of and to vote at the Annual Meeting:

1)	This proxy statement.
2)	The accompanying proxy.
3)	Our 2018 Annual Report.

The 2018 Annual Report includes our financial statements for the fiscal year ended December 31, 2018, but is not a part of this proxy statement. You can also find a copy of our 2018 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the Investor Relations section of our website at http://precipiodx.com.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP BY
PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS

Beneficial Ownership of Common Stock

On the Record Date there were 5,583,974 issued and outstanding shares of our common stock.

The following table provides information known to the Company with respect to beneficial ownership of the Company’s common stock by its directors, by its named executive officers, by all of its current executive officers and directors as a group, and by each person the Company believes beneficially owns more than 5% of its outstanding common stock as of April 29, 2019. Percentage ownership calculations for beneficial ownership for each person or entity are based on 5,583,974 shares outstanding as of April 29, 2019. The number of shares beneficially owned by each person or group as of April 29, 2019 includes shares of the Company’s common stock that such person or group had the right to acquire on or within 60 days after April 29, 2019, including, but not limited to, upon the exercise of options, warrants to purchase common stock or the conversion of securities into common stock. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Precipio, Inc., 4 Science Park, New Haven, CT 06511. Beneficial ownership information of persons other than our current executive officers and directors is based on available information including, but not limited to, Schedules 13D, 13F or 13G filed with the SEC or information supplied by these persons.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Executive Officers and Directors:
Ilan Danieli(1)	35,388	*
Carl R. Iberger(2)	9,655	*
Jeffrey Cossman, M.D.(3)	5,875	*
David S. Cohen(4)	133,578	2.4%
Samuel Riccitelli(3)	5,875	*
Mark Rimer(5)	88,332	1.6%
Douglas Fisher, M.D.(3)	5,875	*
Kathleen D. LaPorte(3)	3,547	*
All executive officers and directors as a group (8 persons)(6)	288,125	5.1%
*	Represents beneficial ownership of less than 1% of the shares of Common Stock.
(1)	Consists of 11,314 shares of Common Stock owned by IDP Holdings, LLC. (Mr. Danieli is the sole member and manager of IDP Holdings, LLC.) and 24,074 shares of Common Stock issuable to Mr. Danieli upon the exercise of stock options that are exercisable or will become exercisable within 60 days after April 29, 2019.
(2)	Consists of 1,137 shares of Common Stock owned by Mr. Iberger and 8,518 shares of Common Stock issuable to Mr. Iberger upon the exercise of stock options that are exercisable or will become exercisable within 60 days after April 29, 2019.
(3)	Consists solely of shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after April 29, 2019.
(4)	Consists of (i) 57,392 shares of Common Stock; (ii) 26,656 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock that are exercisable or will become exercisable within 60 days of April 18, 2019; (iii) 5,862 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after April 29, 2019; and (iv) 43,668 shares of common stock issuable upon conversion of our Senior Secured Convertible Promissory Notes assuming conversion prices ranging from $3.75 to $6.75 . Based on information provided to the Company by the stockholder and disclosed in a Schedule 13G filed on July 11, 2017. The business address for David S. Cohen is 299 Bishop Avenue, Bridgeport, Connecticut 06610.
(5)	Consists of (i) 45,791 shares of Common Stock held by Chenies Investor LLC; (ii) 22,727 shares of Common Stock held by Chenies Management LLC; (iii) 278 shares of Common Stock held by Mr. Rimer; (iv) warrants to purchase 11,692 shares of Common Stock held by Chenies Investor LLC; (v) warrants to purchase 1,969 shares of Common Stock held by Chenies Management LLC; and (vi) 5,875 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after April 29, 2019 held directly by Mr. Rimer. Mr. Rimer is managing member of Chenies Investor LLC and Chenies Management LLC. Based on information provided to the Company by the stockholder and disclosed in a Schedule 13D/A filed on October 17, 2017.
(6)	Includes shares which may be acquired by executive officers and directors as a group within 60 days after April 29, 2019 through the exercise of stock options or warrants.

PROPOSAL ONE: ELECTION OF DIRECTORS

Board of Directors and Committees

Our Board consists of seven directors. The Board is divided into three classes with directors in each class serving for a term of three years. The terms of office of the current Class I, Class II and Class III directors will expire in 2019, 2020 and 2021, respectively. Our directors are elected by the holders of our common stock. There are two directors in each of Class I and Class III and three directors in Class II.

Ilan Danieli and David Cohen are Class I directors, Samuel Riccitelli, Douglas Fisher, M.D. and Jeffrey Cossman, M.D. are Class II directors and Kathleen D. LaPorte and Mark Rimer are Class III directors.

The Board has nominated Ilan Danieli and David Cohen for election by the stockholders as the Class I directors to serve three-year terms expiring in 2022. Each of the nominated directors has expressed his intention to continue to serve on the Board if elected. There are no arrangements or understandings between each of the directors and any other person pursuant to which they were selected as nominees.

Our Amended and Restated Bylaws provide that directors are elected by a plurality vote. Therefore, our directors will be elected as if they are the nominees receiving the highest number of affirmative votes. This means that votes withheld and broker non-votes with respect to the election of the directors will have no effect on the election of such directors. If one of the directors is unable to serve as a director, the Board may nominate a substitute nominee. In that case, the Board will vote all valid proxies that voted in favor of the director that is unable to serve, for the election of the substitute nominee.

Certain biographical information regarding our director nominees and directors continuing in office after the Annual Meeting, including their ages is set forth below. In each individual’s biography we have highlighted specific experience, qualifications, and skills that have led the Board to conclude that such individual is a valued member of our Board. In addition to these specific attributes, all of our directors have significant expertise in one or more areas of importance to our business and have high-level managerial experience in relatively complex organizations or are accustomed to dealing with complex problems. We believe all of our directors are individuals of high character and integrity, are able to work well with others, and have sufficient time to devote to the affairs of our company.

The Board of Directors recommends that you vote “FOR” the director nominees named in Proposal One.

Vote Required

The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Information about our Board of Directors

BOARD OF DIRECTORS

Our Board of Directors is made up of seven individuals, each with a valuable core set of skills, talents and attributes that make them appropriate for our Company's Board as a whole. When searching for new Board candidates, the Nominating and Governance Committee considers the evolving needs of the Company's global business and searches for Board candidates that fill any current or anticipated future needs or gaps in skills, experience and overall Board composition.

Board Diversity: the Board believes that it is essential that directors represent diverse perspectives, skills and experience. When evaluating the various qualifications, experiences and backgrounds of Board candidates, the Board reviews and discusses many aspects of diversity such as gender, race, national origin, education, professional experience, geographic representation and differences in viewpoints and skills. To the extent possible, director recruitment efforts include several of these factors and the Board strives to recruit candidates that enhance the Board's diversity.

As determined by our Board and the Nominating and Governance Committee, all of our directors and director candidates possess the following qualifications:

Director Qualification Criteria

Director Qualification	Description
Financial Literacy	Directors and candidates should be “financially literate” as such qualification is interpreted by the Board in its business judgment
Leadership Experience
Directors and candidates should possess significant leadership experience, such as experience in business, finance/accounting, financial services regulation, education or government, and shall possess qualities reflecting a proven record of accomplishment and ability to work with others.

Commitment to Our Values	Directors and candidates shall be committed to promoting our financial success and preserving and enhancing our business and ethical reputation, as embodied in our codes of conduct and ethics
Absence of Conflicting Commitments	Directors and candidates should not have commitments that would conflict with the time requirement commitments of a director.
Reputation and Integrity
Directors and candidates shall be of high repute and recognized integrity and not have been convicted in a criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity

Knowledge and Experience	Directors and candidates should possess knowledge and experience that will complement that of other directors and promote the creation of shareholder value.

The process undertaken by the Nominating and Governance Committee in recommending qualified director candidates is described under “Nominating and Corporate Governance Committee” below. All of our directors bring significant executive leadership derived from their careers and professions. When considering whether our current directors have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company's business and structure, the Nominating and Governance Committee and the Board of Directors focuses primarily on the information discussed in each of the director's individual biographies described below.

NAME	AGE	Position	Board member since year	Term expiry
Samuel Riccitelli	60	Chairman, Director, Member of the Audit Committee and the Nominating and Corporate Governance Committee	2017	2020
Ilan Danieli	47	Chief Executive Officer and Director	2017	2019
Kathleen LaPorte	57	Director, Member of Audit Committee and Compensation Committee	2018	2021
David Cohen	60	Director	2017	2019
Douglas Fisher, M.D.	43	Director, Member of the Compensation Committee and Audit Committee	2017	2020
Jeffrey Cossman, M.D.	72	Director, Member of the Compensation Committee and the Nominating and Corporate Governance Committee	2017	2020
Mark Rimer	38	Director, Member of the Compensation Committee and the Nominating and Corporate Governance Committee	2017	2021

Samuel Riccitelli

Mr. Riccitelli has been an independent consultant since February 2017. Mr. Riccitelli served as President and Chief Executive Officer from October 2012 to February 2017 and on the Board of Directors since June 2014 of Miragen Therapeutics, Inc. (formerly Signal Genetics, Inc.), a publicly traded molecular diagnostic company. From July 2011 to October 2012, Mr. Riccitelli was an independent consultant. From October 2001 to June 2011, he served as the Executive Vice President and Chief Operating Officer of Genoptix, Inc., a publicly traded diagnostic services company focused on the needs of community hematologists and oncologists. From 1995 to 2001, he served in a number of research and development and general management leadership positions for Becton, Dickinson and Company. From 1989 to 1994, he served in several positions at Puritan-Bennett Corporation, including, most recently, as general manager. Mr. Riccitelli has served as a member of the board of directors of Orthopediatrics, Inc. since December 2017. Mr. Riccitelli also served on the Board of Directors of Exagen Diagnostics, Inc. from October 2011 to September 2014. He received a B.A. in Biology from Washington and Jefferson College and a M.S. Eng. degree from The University of Texas in Mechanical & Biomedical Engineering. Mr. Riccitelli was appointed as director of the Company at the time of the Company’s merger in June 2017. We believe Mr. Riccitelli’s deep experience in the diagnostics field, chiefly as Chief Operating Officer of Genoptix, one of the industry’s leading diagnostic companies; as well as his experience as Chief Executive Officer of Signal Genetics, a publicly-traded diagnostics company, provides substantial executive experience in both the industry, and knowledge of public markets.

Ilan Danieli

Mr. Danieli was the founder of Precipio Diagnostics LLC and has been its Chief Executive Officer since 2011. Mr. Danieli assumed the role of Director of Precipio, Inc. at the time of the Company’s merger on June 29, 2017. With over 20 years managing small and medium-size companies, some of his previous experiences include Chief Operating Officer of Osiris, a publicly-traded company based in New York City with operations in the US, Canada, Europe and Asia; VP of Operations for Laurus Capital Management, a multi-billion dollar hedge fund; and various other entrepreneurial ventures. Mr. Danieli holds an MBA from the Darden School at the University of Virginia, and a BA in Economics from Bar-Ilan University in Israel. As founder and Chief Executive Officer of the Company since its inception in 2011, Ilan has developed a unique understanding of the market need. Ilan has assembled the Company’s management team and is closely familiar with the team’s skill sets and capabilities needed to execute on the Company’s vision. Furthermore, Ilan possesses both the operational, financial, sales and marketing background to contribute to the Company’s board decisions on strategy and execution.

Kathleen D. LaPorte

Ms. LaPorte is an executive and VC with 30 years’ experience building innovative life sciences companies. She served as general partner with Sprout Group from 1993-2005. Ms. LaPorte was one of the founders of New Leaf Venture Partners during 2005-2014. She was a co-founder of Health Tech Capital, a group of healthcare technology focused private and corporate investors. Ms. LaPorte served as chief business officer and later as CEO of Nodality, an immuno-oncology diagnostics company during the years 2014-2016. In addition to the above and during the years 2014-2018, Ms. LaPorte served as a member of the audit committee of Affymax Inc during years 2011-2013. Ms. LaPorte has a B.S. in biology from Yale University and an MBA from Stanford University Graduate School of Business. Ms. LaPorte’s experience complements to the diverse expertise of our board with relevant skills and network from her years of involvement with within the diagnostic’s sphere

David Cohen

Mr. Cohen is the Chief Operating Officer and co-owner of Standard Oil of Connecticut, Inc., the largest independent petroleum retailing company in Connecticut. He founded several highly successful ventures, including: Standard Security Systems, a provider of electronic security services; ResCom Energy, a multi-state supplier of deregulated electricity; Moneo Technology Solutions, a provider of security and network infrastructure solutions; and My Gene Counsel, a cancer bioinformatics company. Mr. Cohen is also a highly experienced investor in numerous start-up and early stage businesses. He currently serves on the Boards of: Emme Controls, Foresite MSP, My Gene Counsel, The Platt & LaBonia Company, and Sirona Medical Technologies. Mr. Cohen holds a B.A. from Harvard College and an MBA from the Harvard Business School. Mr. Cohen was appointed as director of the Company in November 2017. Mr. Cohen brings to the Board a wealth of experience as a serial entrepreneur that has built several successful companies, as well as a strong investment track record. Mr. Cohen has been an early-stage investor in Precipio and brings his deep familiarity of the business to help guide management and the Board in its strategy.

Douglas Fisher, M.D.

Dr. Fisher is currently an Executive in Residence at InterWest Partners LLC, a venture capital firm, where he has worked since March 2009. Dr. Fisher also works and serves as the Chief Business Officer at Sera Prognostics, Inc. since January 2015. Prior to joining InterWest, Dr. Fisher served as Vice President of New Leaf Venture Partners LLC, a private equity and venture capital firm, from January 2006 to March 2009. Prior to joining New Leaf, Dr. Fisher was a project leader with The Boston Consulting Group, Inc., a global management consulting firm, from November 2003 to February 2006. He currently serves on the board of Obalon Therapeutics, Inc., Gynesonics, Inc. and Indi Molecular, Inc., and previously served on the board of QuatRx Pharmaceuticals Company, Cardiac Dimensions, PMV Pharmaceuticals, Inc. and Sera Prognostics, Inc. Dr. Fisher holds an A.B. and a B.S. from Stanford University, an M.D. from the University of Pennsylvania School of Medicine and an MBA from The Wharton School of Business at the University of Pennsylvania. Mr. Fisher was appointed as director of the Company in September 2017. Dr. Fisher’s diverse background as both a physician, and an investor in biotech markets, is extremely beneficial to the Board in planning the Company’s strategic growth and how to approach and manage the financial markets.

Jeffrey Cossman, M.D.

Dr. Cossman was a founder of and served as Chief Executive Officer and Chairman of the Board at United States Diagnostic Standards, Inc. from 2010 to 2014, and as a member of the Board of The Personalized Medicine Coalition from 2008 to 2014. Prior to that, he served as Chief Scientific Officer and as member of the Board of Directors of The Critical Path Institute, and as Medical Director of Gene Logic, Inc. He was Professor and Chairman of the Department of Pathology at Georgetown University Medical Center where he held the Oscar Benwood Hunter Chair of Pathology and he served as Senior Investigator in Hematopathology at the National Cancer Institute. From 2014, Mr. Cossman is serving as a medical advisor to Epigenomics AG. Dr. Cossman holds a B.S. from the University of Michigan and an M.D. from the University of Michigan Medical School. He is board-certified in pathology and trained in pathology and hematopathology at the University of Michigan, Stanford University and the National Institutes of Health. Dr. Cossman was appointed as director of the Company in September 2017. The Board believes that, as former chair of the department of pathology of Georgetown University, a premier academic institution, Dr. Cossman provides significant insight and guidance as to how the company should execute on its model. Furthermore, his experience in the molecular field is significant to the Company’s strategy.

Mark Rimer

Mr. Rimer has been a partner at Kuzari Group, a boutique private investment group with a broad mandate to invest in full or partial buy-outs, growth capital, and venture capital across a broad range of industries since September 2009. Mr. Rimer serves on the Board of Directors of several companies, including Precipio, and is actively involved in business development roles at numerous portfolio companies. Prior to joining Kuzari, Mr. Rimer worked for a London-based private equity group, RP Capital Group, managing a number of investments across several emerging markets. Mr. Rimer is a Chartered Accountant, earned an undergraduate degree in Politics and Economics from Bristol University and an MBA from the NY Stern School of Business. Mr. Rimer was appointed as director of the Company in March 2012. Mr. Rimer has been an investor in Precipio from its inception. He brings with him not only a strong financial, accounting and investment background, but also a deep familiarity with the Company’s business model and its evolution over the years.

Resignation of Directors

Since January 1, 2018, one director, Dr. Michael Luther resigned from the Board and committees effective August 7, 2018. On the same date, Ms. LaPorte was appointed as a member of the Board and as a member of the Audit Committee and Compensation Committee to fill the vacancy left by Dr. Luther.

Code of Business Conduct and Ethics

Our Board has adopted a code of ethical conduct that applies to our principal executive officer, principal financial officer and senior financial management. This code of ethical conduct is embodied within our Code of Business Conduct and Ethics, which applies to all persons associated with our Company, including our directors, officers and employees (including our principal executive officer, principal financial officer, principal accounting officer and controller). The Code of Business Conduct and Ethics is available in the Investor Relations section of our website at www.precipiodx.com. In order to satisfy our disclosure requirements under Item 5.05 of Form 8-K, we will disclose amendments to, or waivers of, certain provisions of our Code of Business Conduct and Ethics relating to our chief executive officer, chief financial officer, chief accounting officer, controller or persons performing similar functions on our website promptly following the adoption of any such amendment or waiver. The Code provides that any waivers of, or changes to, the Code that apply to the Company’s executive officers or directors may be made only by the Audit Committee. In addition, the Code includes updated procedures for non-executive officer employees to seek waivers of the Code.

Corporate Governance

Our Board has determined that having an independent director serve as the Chairperson of the Board is in the best interests of our stockholders. Our Chairperson of the Board is Jeffrey Cossman. We believe that this leadership structure enhances the accountability of our CEO to the Board and strengthens the Board’s independence from management. While both Mr. Cossman and Mr. Danieli are actively engaged in significant matters affecting our Company, such as long-term strategy, we believe splitting these leadership positions enables Mr. Danieli to focus his efforts on running our business and managing our Company while permitting Mr. Cossman to focus on the governance of our Company, including Board oversight.

Director Attendance at Meetings

Our Board conducts its business through meetings, both in person and telephonic, and by actions taken by written consent in lieu of meetings. During the year ended December 31, 2018, our Board held 13 meetings. All directors attended at least 75% of the meetings of our Board and of the committees of our Board on which they served during 2018. Our Board encourages all directors to attend our annual meetings of stockholders unless it is not reasonably practicable for a director to do so.

COMMITTEES OF OUR BOARD OF DIRECTORS

Our Board has established and delegated certain responsibilities to its standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee’s primary duties and responsibilities include monitoring the integrity of our financial statements, monitoring the independence and performance of our external auditors, and monitoring our compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with our independent registered public accounting firm the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of our internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, reviewing fees charged by our independent registered public accounting firm and reviewing any transactions between our Company and related parties. Our independent registered public accounting firm reports directly and is accountable solely to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent registered public accounting firm and is responsible for the oversight of the performance of their duties, including ensuring the independence of the independent registered public accounting firm. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent registered public accounting firm. The rendering of any auditing services and all non-auditing services by the independent registered public accounting firm is subject to prior approval of the Audit Committee.

The Audit Committee operates under a written charter which is available in the Investor Relations section of our website at www.precipiodx.com. The Audit Committee is required to be composed of directors who are independent under the rules of the SEC and Nasdaq’s listing standards.

Fiscal year 2018 activity

During fiscal year 2018, the Audit Committee fulfilled its duties and responsibilities as outlined in the charter. The Committee meets at least twice each quarter; once in connection with quarterly Board meetings and once to review the quarterly Form 10-Q or annual Form 10-K. In addition, the Committee meets as needed to address emerging accounting, compliance, or other matters or for educational training. Specifically, the Committee:

•	Reviewed and discussed with management and the independent auditor the Company’s consolidated financial statements and related periodic reports filed with the SEC;
•	Met in periodic executive sessions with each of management and the independent auditor to discuss the results of the examinations by the independent auditors, their evaluations of internal controls, and the overall quality of the Company’s financial reporting, and any other matters as appropriate; and
•	Reviewed the Company’s related party transactions and Policy for Related Party Transactions

The current members of the Audit Committee are directors Mr. Riccitelli, the Chairperson of the Audit Committee, Dr. Fisher and Ms. LaPorte, all of whom have been determined by the Board to be independent under the Nasdaq listing standards and rules adopted by the SEC applicable to audit committee members. The Board has determined that Mr. Riccitelli, Dr. Fisher and Ms. LaPorte each qualifies as an “audit committee financial expert” under the rules adopted by the SEC and the Sarbanes Oxley Act of 2002. The Audit Committee met four times during 2018 and did not take any actions by written consent.

Report of the Audit Committee

The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of internal controls and processes for that purpose. Marcum LLP (“Marcum”) acts as the Company’s independent registered public accounting firm and they are responsible for conducting an independent audit of the Company’s annual financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2018 with management of the Company and with representatives of Marcum. The Audit Committee's discussions with Marcum also included the matters required by Auditing Standard No. 1300, Auditor Communications, as adopted by the Public Company Accounting Oversight Board (PCAOB). In addition, the Audit Committee received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding its communications with the Audit Committee concerning independence, and has discussed with Marcum its independence from the Company and its management.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

Samuel Riccitelli
Douglas Fisher, M.D.
Kathleen LaPorte

Compensation Committee

The primary duties and responsibilities of our standing Compensation Committee are to review, modify and approve the overall compensation policies for the Company, including the compensation of the Company’s Chief Executive Officer and other senior management; establish and assess the adequacy of director compensation; and approve the adoption, amendment and termination of the Company’s stock option plans, pension and profit sharing plans, bonus plans and similar programs. The Compensation Committee may delegate to one or more officers the authority to make grants of options and restricted stock to eligible individuals other than officers and directors, subject to certain limitations. Additionally, the Compensation Committee has the authority to form subcommittees and to delegate authority to any such subcommittee. The Compensation Committee also has the authority, in its sole discretion, to select, retain and obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors and consultants. Moreover, the Compensation Committee has sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, Chief Executive Officer or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at the Company’s expense.

The Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. The Compensation Committee considers the Company's long-standing culture, which emphasizes incremental continuous improvement and sustained long-term shareholder value creation, and ensures that these factors are reflected in the design of the Company's compensations plans. Our compensation program is structured so that a considerable amount of our incentive-eligible employees' compensation is tied to the long-term health of the Company. We avoid the type of disproportionately large, annual incentives that could encourage employees to take risks that may not be in our shareholder's long-term interests and we weight our management's incentive compensation toward profitability and long-term performance decisions.

The Compensation Committee operates under a written charter which is available on our website at www.precipiodx.com. All members of the Compensation Committee must satisfy the independence requirements of Nasdasq applicable to compensation committee members. The members of the Compensation Committee are not and have never been officers or employees of the Company or any of its subsidiaries. No directors or executive officers of our Company serve on the compensation committee of another company of which a member of our Compensation Committee is an officer.

The Compensation Committee currently consists of directors Ms. LaPorte, Mr. Rimer, Dr. Cossman and Dr. Fisher. On February 8, 2018, Dr. Fisher was appointed Chairperson of the Compensation Committee and Ms. LaPorte became a member of the Compensation Committee on August 7, 2018. Each of the Compensation Committee members has been determined by the Board to be independent under Nasdaq listing standards applicable to compensation committee members. The Compensation Committee met six times during 2018 during each of the quarterly meetings and additional telephonic meetings when required. The Compensation Committee did not take any actions by written consent.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies, reviews and evaluates candidates to serve on the Board; reviews and assesses the performance of the Board and the committees of the Board; and assesses the independence of our directors. The Nominating and Corporate Governance Committee is also responsible for reviewing the composition of the Board’s committees and making recommendations to the entire Board regarding the chairpersonship and membership of each committee. In addition, the Nominating and Corporate Governance Committee is responsible for developing corporate governance principles and periodically reviewing and assessing such principles, as well as periodically reviewing the Company’s policy statements to determine their adherence to the Company’s Code of Business Conduct and Ethics.

The Nominating and Corporate Governance Committee has adopted a Director Nominees Consideration Policy, whereby Board candidates are identified primarily through suggestions made by directors, management and stockholders of the Company. We have implemented no material changes to the procedures by which stockholders may recommend nominees for the Board. The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders that are submitted in writing to the Company’s Corporate Secretary in a timely manner and which provide necessary biographical and business experience information regarding the nominee. The Nominating and Corporate Governance Committee has reviewed its Director Nominee Consideration Policy and it does not intend to alter the manner in which it evaluates candidates, including the criteria considered by the Nominating Committee, based on whether or not the candidate was recommended by a stockholder. The Board does not prescribe any minimum qualifications for director candidates, and all candidates for director will be evaluated based on their qualifications, diversity, age, skill and such other factors as deemed appropriate by the Nominating and Corporate Governance Committee given the current needs of the Board, the committees of the Board and the Company. Although the Nominating and Corporate Governance Committee does not have a specific policy on diversity, it considers the criteria noted above in selecting nominees for directors, including members from diverse backgrounds who combine a broad spectrum of experience and expertise. Absent other factors which may be material to its evaluation of a candidate, the Nominating and Corporate Governance Committee expects to recommend to the Board for selection incumbent directors who express an interest in continuing to serve on the Board. Following its evaluation of a proposed director’s candidacy, the Nominating and Corporate Governance Committee will make a recommendation as to whether the Board should nominate the proposed director candidate for election by the stockholders of the Company.

The Nominating and Corporate Governance Committee operates under a written charter which is available on our website at www.precipiodx.com. No member of the Nominating and Corporate Governance Committee may be an employee of the Company and each member must satisfy the independence requirements of Nasdaq and the SEC.

The Nominating and Corporate Governance Committee currently consists of directors Dr. Cossman, Mr. Riccitelli and Mr. Rimer, each of whom has been determined by the Board to be independent under the Nasdaq listing standards. The Nominating and Corporate Governance Committee met five times in 2018 during each of the quarterly meetings and did not take any actions by written consent.

Oversight of Risk Management

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of the risks that we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board assesses major risks facing our Company and options for their mitigation in order to promote our stockholders’ interests in the long-term health of our Company and our overall success and financial strength. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our full Board in the risk oversight process allows our Board to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for our Company. Our Board regularly includes agenda items at its meetings relating to its risk oversight role and meets with various members of management on a range of topics, including corporate governance and regulatory obligations, operations and significant transactions, risk management, insurance, pending and threatened litigation and significant commercial disputes.

While our Board is ultimately responsible for risk oversight, various committees of our Board oversee risk management in their respective areas and regularly report on their activities to our entire Board. In particular, the Audit Committee has the primary responsibility for the oversight of financial risks facing our Company. The Audit Committee’s charter provides that it will discuss our major financial risk exposures and the steps we have taken to monitor and control such exposures. Our Board has also delegated primary responsibility for the oversight of all executive compensation and our employee benefit programs to the Compensation Committee. The Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our Board’s leadership structure provides appropriate checks and balances against undue risk taking.

Communications with the Board of Directors

Shareholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

Precipio, Inc.
c/o Corporate Secretary
4 Science Park
New Haven, CT 06511

All shareholder correspondence will be compiled by our corporate secretary. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

•	junk mail and mass mailings;
•	resumes and other forms of job inquiries;
•	surveys; and
•	solicitations and advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

Director Independence

Our Company is governed by our Board. Currently, each member of our Board, other than Ilan Danieli, our Chief Executive Officer, is an independent director and all standing committees of our Board are composed entirely of independent directors, in each case under Nasdaq’s independence definition applicable to boards of directors. For a director to be considered independent, our Board must determine that the director has no relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their directors’ compensation. In addition, under SEC rules, an Audit Committee member who is an affiliate of the issuer (other than through service as a director) cannot be deemed to be independent. In determining the independence of members of the Compensation Committee, Nasdaq listing standards require our Board to consider certain factors, including but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by us to the director, and (2) whether the director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries. Under our Compensation Committee Charter, members of the Compensation Committee also must qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. The independent members of the Board are Ms. LaPorte, Jeffrey Cossman, M.D., Douglas Fisher, M.D., David Cohen, Mark Rimer and Samuel Riccitelli.

Information Regarding Executive Officers

Our executive officers, their ages and their respective positions are as follows:

Ilan Danieli, Founder & Chief Executive Officer, age 47

Mr. Danieli’s biography is set forth above.

Carl R. Iberger, Chief Financial Officer, age 66

Mr. Iberger was named Chief Financial Officer in October 2016. From 1990 through 2015, Mr. Iberger held the positions of Chief Financial Officer and Executive Vice President at Dianon Systems, DigiTrace Care Services and SleepMed, Inc. Mr. Iberger has significant diagnostic healthcare experience in mergers and acquisitions, private equity transactions, public offerings and executive management in high growth environments. Mr. Iberger holds a Masters Degree in Finance from Hofstra University and a Bachelor of Science Degree in Accounting from the University of Connecticut.

Family Relationships

There are no family relationships among the officers and directors, nor are there any arrangements or understanding between any of the Directors or Officers of our Company or any other person pursuant to which any Officer or Director was or is to be selected as an officer or director.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

•	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;
•	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the rules of the SEC require our directors, certain officers and beneficial owners of more than 10% of our outstanding common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. The report on form 4 for each of the below directors and officers were filed later than the timeframe required by rules of the SEC:

NAME	Position	Date of Grant	Date of filing
Ilan Danieli	Executive, Director	February 16, 2018	February 21, 2018
Carl Iberger	Executive	February 16, 2018	February 21, 2018
David Cohen	Director	February 16, 2018	February 21, 2018
		November 21, 2018	December 14, 2018
Douglas Fisher, M.D.	Director	February 16, 2018	February 21, 2018
Jeffrey Cossman, M.D.	Director	February 16, 2018	February 21, 2018
Samuel Riccitelli	Director	February 16, 2018	February 21, 2018
Mark Rimer	Director	February 16, 2018	February 21, 2018
Kathleen LaPorte	Director	August 7, 2018	August 13, 2018
Dr. Michael Luther	Director (resigned August 7, 2018)	February 16, 2018	February 21, 2018

Review and Approval of Related Person Transactions

We recognize that related person transactions can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations which may not be in our best interests or the best interests of our stockholders. Accordingly, as a general matter, we prefer to avoid related person transactions. Nevertheless, we recognize that there are situations where related person transactions may be in, or may not be inconsistent with, our best interests. Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and overseeing related-party transactions as required by Nasdaq and SEC rules. Related persons include our directors, executive officers, 5% beneficial owners of our common stock or their respective immediate family members. Our Board will also review related party transactions in accordance with applicable law and the provisions of our Third Amended and Restated Certificate of Incorporation, as amended.

In addition, our Audit Committee has adopted a written Related Party Transactions Policy. Under our Related Party Transactions Policy, if any director or executive officer or any immediate family member or related entity of a related person proposes to enter into a transaction, or if the Company proposes to enter into a transaction with a 5% beneficial owner of our common stock, then, prior to entering into such transaction, the related person must notify the Company’s Compliance Officer (currently, the Chief Financial Officer) and provide sufficient knowledge regarding the proposed transaction as is reasonably available to assist the Compliance Officer in determining whether approval of the Audit Committee is required. The Audit Committee must review and consider any proposed related person transaction, and the Audit Committee will only approve the transactions it deems are fair to and in the best interests of the Company. Additionally, the Audit Committee may ratify transactions that were previously unapproved if it finds the transactions are fair to and in the best interests of the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have not been a party to any transactions since January 1, 2018 in which the amount involved exceeded or will exceed $120,000, and in which any director, executive officer or holder of more than 5% of any class of our voting stock, or any member of the immediate family of or entities affiliated with any of them, had or will have a material interest.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation awarded to, paid to or earned by our “named executive officers” for services rendered during fiscal years 2018 and 2017.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Ilan Danieli,(3) Chief Executive Officer	2018	250,000	650,000	13,797	913,797
	2017	250,000	106,666	11,979	368,645
Carl R. Iberger,(4) Chief Financial Officer	2018	200,000	195,000	8,160	403,160
	2017	200,000	106,666	—	306,666
Ahmed Zaki Sabet,(5) Chief Operations Officer	2018	150,000	178,750	13,687	342,437
	2017	130,769	—	11,868	142,637
(1)	The amounts in this column reflect the aggregate grant date fair value of the stock option awards granted during the respective fiscal year as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. The amounts shown do not correspond to the actual value that will be recognized by the named executive officer. The assumptions we used to calculate these amounts are included in Note 13 to our audited financial statements for fiscal 2018, included in our annual report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on April 16, 2019.
(2)	Represents health insurance premiums paid by the Company.
(3)	Mr. Danieli was appointed our Chief Executive Officer effective as of June 29, 2016. Prior to the merger, Mr. Danieli was the Chief Executive Officer of Precipio Diagnostics, Inc. since November 2011. An employment agreement with Mr. Danieli was executed by the Company and Mr. Danieli on August 7, 2018.
(4)	Mr. Iberger was appointed our Chief Financial Officer effective June 29, 2017. Prior to the merger, Mr. Iberger was the Chief Financial Officer of Precipio Diagnostics, Inc. since October 1, 2016. An employment agreement with Mr. Iberger was executed by the Company and Mr. Iberger on August 7, 2018.
(5)	Mr. Sabet was appointed our Chief Operations Officer effective June 29, 2017. Prior to the merger, Mr. Sabet was the Chief Operations Officer of Precipio Diagnostics, Inc. since November 2011. An employment agreement with Mr. Sabet was executed by the Company and Mr. Sabet on August 7, 2018

2018 Grants of Option Plan-Based Awards

The following table sets forth certain information with respect to grants of plan-based awards in fiscal year 2018 to our named executive officers and directors. The stock option awards granted in fiscal year 2018 were granted under the Company’s 2017 Stock Option and Incentive Plan, as amended (the “2017 Plan”). During the year ended December 31, 2018, no other equity awards were granted to our named executive officers and directors. See the notes below the table for details on option vesting schedules.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Price of Option Awards ($/sh)(1)	Grant Date Fair Value of Option Awards ($)(2)
Ilan Danieli Stock options(3)	2/16/18	66,666	10.65	650,000

Carl R. Iberger Stock options(3)	2/16/18	20,000	10.65	195,000

Ahmed Zaki Sabet Stock options(3)	2/16/18	18,333	10.65	178,750
(1)	The exercise price of the stock awards represent the fair market value of our common stock on the date of grant as defined in the 2017 Plan.
(2)	The amount in this column reflects the aggregate grant date fair value of each stock award granted in accordance with ASC 718, excluding the effect of estimated forfeitures. The amounts shown do not correspond to the actual value that will be recognized. The assumptions we used to calculate these amounts are included in Note 13 to our audited financial statements for fiscal 2018, included in our annual report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on April 16, 2019.
(3)	The award vests over a four year period. Twenty-five per cent of the options vest on the first anniversary of the Grant and thereafter the reminder shall vest by 36 equal monthly installments and so long as the executive officer remains an employee of the Company or a Subsidiary on such dates.

Outstanding Equity Awards at Fiscal 2018 Year-End

The following table provides certain information concerning outstanding option awards held by our named executive officers as of December 31, 2018.

		Stock Option Awards(1)
Name	Option Award Grant Date	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Options Exercise Price ($)	Option Expiration Date
Ilan Danieli	9/26/2017	1,388	3,055	28.05	9/26/2027
	2/16/2018	—	66,666	10.65	2/16/2028
Carl Iberger	9/26/2017	1,388	3,055	28.05	9/26/2027
	2/16/2018	—	20,000	10.65	2/16/2028
Ahmed Zaki Sabet	2/16/2018	—	18,333	10.65	2/16/2028
(1)	The award vests over a four year period. Twenty-five per cent of the options vest on the first anniversary of the Grant and thereafter the reminder shall vest by 36 equal monthly installments and so long as the executive officer remains an employee of the Company or a Subsidiary on such dates.

Fiscal Year 2018 Option Exercises and Stock Vested

No stock options were exercised by either of our named executive officers during fiscal year 2018.

Agreements with Our Named Executive Officers

Employment Agreements have been entered into between the Company and Ilan Danieli as Chief Executive Officer and between the Company and Carl Iberger as Chief Financial Officer.

Employment Agreement with Mr. Ilan Danieli

On August 7, 2018, the Company entered into a revised employment agreement with Ilan Danielli, effective as of that date (the “Danieli Employment Agreement”), in connection with his existing role as Chief Executive Officer of the Company. Pursuant to the Danieli Employment Agreement, Mr. Danieli will receive an annual salary in the amount of $250,000 per year and will be entitled to participate in the Company’s health plan and benefits on terms available to other Company employees.

Mr. Danieli is eligible to receive an annual bonus in accordance with the recommendations made by the Compensation Committee of the Board or a majority of the independent members of the Board. In addition, Mr. Danieli shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board.

In the event of termination without cause or for good reason (as such terms are defined in the Danieli Employment Agreement), Mr. Danieli shall be entitled to (i) a lump sum payment equal to 9 months of his base salary in effect at the date of termination, less applicable withholding (ii) COBRA benefits for a period of 9 months or such period as further described in the Danieli Employment Agreement and (iii) accelerated vesting of all unvested stock options or equity awards.

Upon death or termination of employment by virtue of disability, Mr. Danieli (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.

If a sale event occurs (as defined in the Danieli Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Danieli without cause or Mr. Danieli terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Danieli shall be entitled to receive Change of Control Severance as set out in the terms of the agreement.

The description of the Danieli Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which was attached as Exhibit 10.1(a) to the Current Report on Form 8-K filed by the Company on August 9, 2018.

Employment Agreement with Mr. Carl Iberger

On August 7, 2018, the Company entered into a revised employment agreement with Carl Iberger, effective as of that date (the “Iberger Employment Agreement”), in connection with his existing role as Chief Financial Officer of the Company. Pursuant to the Iberger Employment Agreement, Mr. Iberger will receive an annual salary in the amount of $200,000 per year and will be entitled to participate in the Company’s health plan and benefits on terms available to other Company employees.

Mr. Iberger is eligible to receive an annual bonus in accordance with the recommendations made by the Compensation Committee of the Board. In addition, Mr. Iberger shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board.

In the event of termination without cause or for good reason (as such terms are defined in the Iberger Employment Agreement), Mr. Iberger shall be entitled to (i) a lump sum payment equal to 9 months of his base salary in effect at the date of termination, less applicable withholding (ii) COBRA benefits for a period of 9 months or such period as further described in the Iberger Employment Agreement and (iii) accelerated vesting of all unvested stock options or equity awards.

Upon death or termination of employment by virtue of disability, Mr. Iberger (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.

If a sale event occurs (as defined in the Iberger Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Iberger without cause or Mr. Iberger terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Iberger shall be entitled to receive Change of Control Severance as set out in the terms of the agreement.

The description of the Iberger Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1(b) to the Current Report on Form 8-K filed by the Company on August 9, 2018.

Employment Agreement with Mr. Ahmed Zaki Sabet

On August 7, 2018, the Company entered into a revised employment agreement with Ahmed Zaki Sabet, effective as of that date (the “Sabet Employment Agreement”), in connection with his existing role as Chief Operations Officer of the Company. Pursuant to the Sabet Employment Agreement, Mr. Sabet will receive an annual salary in the amount of $150,000 per year and will be entitled to participate in the Company’s health plan and benefits on terms available to other Company employees.

Mr. Sabet is eligible to receive an annual bonus such amount as shall be determined in the sole discretion of the Chief Executive Officer of the Company based on recommendation of the Compensation Committee of the Board. In addition, Mr. Sabet shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board.

In the event of termination without cause or for good reason (as such terms are defined in the Sabet Employment Agreement), Mr. Sabet shall be entitled to (i) a lump sum payment equal to 9 months of his base salary in effect at the date of termination, less applicable withholding (ii) COBRA benefits for a period of 9 months or such period as further described in the Sabet Employment Agreement and (iii) accelerated vesting of all unvested stock options or equity awards.

Upon death or termination of employment by virtue of disability, Mr. Sabet (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.

If a sale event occurs (as defined in the Sabet Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Sabet without cause or Mr. Sabet terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Sabet shall be entitled to receive Change of Control Severance as set out in the terms of the agreement.

The description of the Sabet Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibit 10.1(b) to the Current Report on Form 8-K filed by the Company on August 9, 2018.

Compensation Risk Analysis

We have reviewed our material compensation policies and practices for all employees and have concluded that these policies and practices are not reasonably likely to have a material adverse effect on us. While risk-taking is a necessary part of growing a business, our compensation philosophy is focused on aligning compensation with the long-term interests of our stockholders as opposed to rewarding short-term management decisions that could pose long-term risks.

DIRECTOR COMPENSATION

It is our Board’s general policy that compensation for independent directors should be a mix of cash and equity-based compensation. As part of a director’s total compensation, and to create a direct linkage between corporate performance and stockholder interests, our Board believes that a meaningful portion of a director’s compensation should be provided in, or otherwise based on, the value of appreciation in our common stock.

Our Board has the authority to approve all compensation payable to our directors, although our Compensation Committee is responsible for making recommendations to our Board regarding this compensation. Additionally, our Chief Executive Officer may also make recommendations or assist our Compensation Committee in making recommendations regarding director compensation. Our Board and Compensation Committee annually review our director compensation.

Cash Compensation

Directors who are also our employees are not separately compensated for serving on the Board other than reimbursement for out-of-pocket expenses related to attendance at Board and committee meetings. Independent directors are paid an annual retainer of $30,000 and receive reimbursement for out-of-pocket expenses related to attendance at Board and committee meetings. Independent directors serving on a committee of the Board are paid an additional annual retainer of $7,000 for the Audit Committee, $5,000 for the Compensation Committee and $4,000 for the Nominating and Corporate Governance Committee unless they are also a chairperson of a committee. The chairperson of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receives an additional annual retainer of $10,000, $8,000 and $7,000, respectively.

In 2018, the directors were granted a non-qualified option to purchase shares of our common stock. The options vest in full on the third anniversary of the grant date. A Complete list of the grants is set and their terms are set out below.

Director Summary Compensation Table

The following table provides information regarding our compensation for non-employee directors during the year ended December 31, 2018. Directors who are our employees did not receive compensation for serving on the Board or its committees in fiscal year 2018.

Name	Fees Earned or Paid in Cash ($)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Grant Date	Exercise or Price of Option Awards ($/sh)	Grant Date Fair Value of Option Awards ($)(4)	Total ($)
Samuel Riccitelli	44,000	2,068	5,170	2/16/2018	10.65	70,582	114,582
David Cohen	30,000	2,068	5,170	2/16/2018	10.65	70,582	100,582
Michael A. Luther, Ph.D.(5)	25,603	2,068	5,170	2/16/2018	10.65	70,582	96,185
Douglas Fisher	44,687	2,068	5,170	2/16/2018	10.65	70,582	115,269
Mark Rimer	39,000	2,068	5,170	2/16/2018	10.65	70,582	109,582
Jeffrey Cossman	42,000	2,068	5,170	2/16/2018	10.65	70,582	112,582
Kathleen LaPorte	12,016	1,504	3,760	8/7/2018	6.45	30,794	42,810
(1)	Directors are accruing cash compensation and no compensation has been paid to date.
(2)	The award vests over a one year period.
(3)	The award vests over a three year period.
(4)	The amount in this column reflects the aggregate grant date fair value of each stock award granted in accordance with ASC 718, excluding the effect of estimated forfeitures. The amounts shown do not correspond to the actual value that will be recognized. The assumptions we used to calculate these amounts are included in Note 13 to our audited financial statements for fiscal 2018, included in our annual report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on April 16, 2019.
(5)	Mr. Luther resigned from the Board effective August, 7 2018, and the option awards included in this table were canceled or forfeited as of December 31, 2018.

Equity Compensation Plan Information

The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of December 31, 2018.

PLAN CATEGORY	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	224,895	(1)	$15.90	179,395	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	224,895		$15.90	179,395
(1)	Includes shares of our common stock issuable upon exercise of options to purchase common stock awarded under our 2006 Plan and 2017 Plan.
(2)	All shares of our common stock available for future issuance are from our 2017 Plan.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm for the year ending December 31, 2019. The Board recommends that stockholders vote for the ratification of such appointment. In the event of a negative vote on such ratification, the Board and Audit Committee will reconsider the selection, though a change will not necessarily be made. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered accounting firm at any time during the year if it determines that such a change would be in our stockholders’ best interests.

Independent Registered Public Accounting Firm

On July 9, 2017 the Audit Committee, acting on behalf of the Board, appointed Marcum as the Company’s independent registered public accounting firm.

We expect a representative of Marcum to be present in person or by telephone at the Annual Meeting and available to respond to appropriate questions. Marcum will also have the opportunity to make a statement if they desire to do so.

The following table shows information about fees that were billed or were expected to be billed by Marcum for the fiscal years ended 2017 and 2018:

2017
Audit fees	$362,805
Audit-related fees	—
Tax fees	3,560
All other fees	—
Total fees	$366,365
2018
Audit fees	$466,969
Audit-related fees	—
Tax fees	—
All other fees	—
Total fees	$466,969

Audit Fees. Audit fees consist of services rendered for the audit of our financial statements.

Audit-Related Fees. Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under Audit Fees.

Tax Fees. Tax services consist primarily of planning, advice and compliance, or return preparation, for U.S. federal, state and local, as well as international jurisdictions.

All Other Fees. None.

Pre-Approval of Audit and Non-Audit Services

Under the Audit Committee Charter, the Audit Committee is required to pre-approve all audit and non-audit services to be provided to us by our independent registered public accounting firm and its member firms. All services provided by our independent registered public accounting firm in 2018 were pre-approved by the Audit Committee.

Assessment

The Audit Committee assessed Marcum’s performance as independent auditor during fiscal year 2018. The Committee assessed the performance of Marcum’s lead audit engagement partner and the audit team. The Committee reviewed a variety of indicators of audit quality including:

•	The quality and candor of Marcum’s communications with the Audit Committee and management;
•	How effectively Marcum maintained its independence and employed its independent judgment, objectivity, and professional approach;
•	The depth and expertise of the Marcum’s audit team; and
•	Marcum’s tenure as the Company’s independent auditor and safeguards in place to maintain its independence.

As a result of its evaluation, the Audit Committee concluded that the selection of Marcum as the independent registered public accounting firm our fiscal year ended December 31, 2019 is in the best interest of the Company and its shareholders.

The Board of Directors recommends that you vote “FOR” Proposal Two.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent accountant. However, if our shareholders do not ratify the appointment of Marcum as the Company’s independent public accountant for the fiscal year ending December 31, 2019, the Audit Committee may reconsider its appointment.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

PRECIPIO INC
FIVE SCIENCE PARK
NEW HAVEN, CONNECTICUT 0651

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	☐	☐	☐	____________________

1. To elect the following two nominees to the Board of Directors as Class I directors, terms to expire in 2022.

Nominees

01 Ilan Danieli 02 David Cohen

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2 To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000423008_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com

PRECIPIO INC
Annual Meeting of Shareholders
June 19, 2019 9:30 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Ilan Danieli and Carl Iberger, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of PRECIPIO INC that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 9:30 AM, EST on 6/19/2019, Company's principal executive offices, 4 Science Park, New Haven, CT 06511 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000423008_2 R1.0.1.18